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                                                                   Exhibit 10(c)



[MERRILL LYNCH LIFE INSURANCE COMPANY]



                       CONSENT OF BARRY G. SKOLNICK, ESQ.



I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account of Merrill Lynch Life Insurance Company, File No. 33-43053.



                           /s/ Barry G. Skolnick
                          -----------------------------------------
                          Barry G. Skolnick, Esq.
                          Senior Vice President and General Counsel



April 29, 1998